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                                                                    Exhibit 99.2


                          FORM OF RIGHTS CERTIFICATE


Certificate No. R-                                                  _____ Rights

     NOT EXERCISABLE AFTER JUNE 30, 2002 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE AMENDED AND RESTATED RIGHTS AGREEMENT.

                               RIGHT CERTIFICATE

                         ADAPTIVE BROADBAND CORPORATION

     This certifies that ___________________ or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of February 10, 2000 (the "Amended and Restated Rights Agreement"), between Adaptive Broadband Corporation, a Delaware corporation (the "Company"), and BankBoston, N.A. (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Amended and Restated Rights Agreement) and prior to 5:00 p.m. Eastern time on June 30, 2002 at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $.10 per share (the "Preferred Shares"), of the Company, at a purchase price of $300.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of February 10, 2000, based on the Preferred Shares as constituted at such date.

     From and after the time any Person becomes an Acquiring Person, (as such terms are defined in the Amended and Restated Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Amended and Restated Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee after the Acquiring Person becomes such, or (iii) under certain circumstances specified in the Amended and Restated Rights Agreement, a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee prior to or concurrently with the Acquiring Person becoming such, such Rights shall become null and void without any further action and no holder hereof shall have any right with respect to such Rights from and after the time any Person becomes an Acquiring Person.

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     As provided in the Amended and Restated Rights Agreement, the Purchase
Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Amended and Restated Rights Agreement, as amended from time to time, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which the Amended and Restated Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Amended and Restated Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Amended and Restated Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for shares of the Company's Common Stock, par value $.10 per share, or, upon circumstances set forth in the Amended and Restated Rights Agreement, cash, property or other securities of the Company, including fractions of a share of Preferred Stock.

     No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) but in lieu thereof a cash payment will be made, as provided in the Amended and Restated Rights Agreement.

     No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Amended and Restated Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Amended and Restated Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Amended and Restated Rights Agreement.

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     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     Witness the facsimile signature of the proper officers of the Company and
its corporate seal. Dated as of                          ,           .
                                -------------------------  ----------


Attest:                                   Adaptive Broadband Corporation

                                          By:
-------------------------------------         ----------------------------------

                                          Title:
                                                 -------------------------------

Countersigned:

BankBoston, N.A.,
as Rights Agent


By:
    ---------------------------------
         Authorized Signatory

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                  Form of Reverse Side of Rights Certificate

                              FORM OF ASSIGNMENT

               (To be executed by the registered holder if such

              holder desires to transfer the Right Certificate.)

     For Value Received                                        hereby sells,
                        --------------------------------------
assigns and transfers unto


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                 (Please print name and address of transferee)

                                                                      this Right
---------------------------------------------------------------------
Certificate, together with all right, title and interest therein, and does
hereby irrevocably constitute and appoint                          Attorney, to
                                          ------------------------
transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:
       --------------------------

                                        ----------------------------------------
                                        Signature

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Signature Guaranteed:

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

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     The undersigned hereby certifies that (1) the Rights evidenced by this
Right Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person, an Interested Stockholder or an Affiliate or Associate thereof (as such terms are defined in the Amended and Restated Rights Agreement); and (2) after due inquiry and to the best of the knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person, an Interested Stockholder, or an Affiliate or Associate thereof.


                                        ----------------------------------------
                                        Signature

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                          FORM OF ELECTION TO PURCHASE

                 (To be executed if holder desires to exercise
                 Rights represented by the Right Certificate.)


To BankBoston, N.A.:

     The undersigned hereby irrevocably elects to exercise
                            Rights represented by this Right Certificate to
---------------------------
purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security
or other identifying number:
                             ------------------



--------------------------------------------------------------------------------
                        (Please print name and address)


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If such number of Rights shall not be all the Rights evidenced by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:
                             ----------------


--------------------------------------------------------------------------------
                        (Please print name and address)


--------------------------------------------------------------------------------



Dated:
       --------------------


                                        ----------------------------------------
                                        Signature

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Signature Guaranteed:

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

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     The undersigned hereby certifies that (1) the Rights evidenced by this
Right Certificate are not beneficially owned by nor are they being exercised on behalf of an Acquiring Person, an Interested Stockholder or an Affiliate or Associate thereof (as such terms are defined in the Amended and Restated Rights Agreement); and (2) after due inquiry and to the best of the knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person, an Interested Stockholder, or an Affiliate or Associate thereof.


                                       -----------------------------------------
                                       Signature


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                                    NOTICE

     The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Amended and Restated Rights Agreement) and such Assignment or Election to Purchase will not be honored.

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